================================================================================






                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of Earliest Event Reported) January 27, 2004
                                                         ----------------

                             BOSTONFED BANCORP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                      1-13936                  52-1940834
      --------                      -------                  ----------
(State or other Jurisdiction of   (Commission            (IRS Employer
 Incorporation or Organization)    File Number)           Identification No.)

         17 New England Executive Park, Burlington, Massachusetts 01803
         --------------------------------------------------------------
         (Address of Principal Executive Offices)                (Zip Code)

                                 (781) 273-0300
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)










===============================================================================

Item 5.  Other Events.
         -------------

      On January 27, 2004, BostonFed Bancorp, Inc., the parent of Boston Federal Savings Bank, announced that the 2004 annual meeting of stockholders will be held on Wednesday, April 28, 2004.

      The press release announcing the annual meeting is attached as Exhibit
99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Other Exhibits.
         ----------------------------------------

      Exhibit 99.1  Press Release dated January 27, 2004.

Item 12.  Results of Operation and Financial Condition.
          ---------------------------------------------

      On January 27, 2004, BostonFed Bancorp, Inc., the holding company for Boston Federal Savings Bank, announced its financial results for the year and quarter ended December 31, 2003.

      The press release announcing financial results for the year and quarter ended December 31, 2003 is furnished as Exhibit 99.1 and incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          BOSTONFED BANCORP, INC.



Dated:       January 27, 2004           By:   /s/ John A. Simas
                                              ----------------------------------
                                              Name: John A. Simas
                                              Title:   Executive Vice President,
                                                       Chief Financial Officer
                                                       and Secretary